Exhibit 10.1

SUBSCRIPTION AGREEMENT

This subscription agreement (this “Subscription Agreement”) is made as of April 19, 2017, by and among the Investors identified on the signature pages hereto (each an “Investor” and together “Investors”), and Edge Therapeutics, Inc., a Delaware corporation (the “Company”), and the parties hereto agree as follows:

1.       Subscription

(a)       The Company has authorized the sale and issuance to the Investors of up to an aggregate of 1,800,000 shares of common stock (each, a “Share” and collectively, the “Shares”), par value $0.00033 per share, for a purchase price of $10.00 per Share (the “Purchase Price”).

(b)       The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) an effective Registration Statement on Form S-3 (File No. 333-214196), as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act (as defined in Section 2(b) below) (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”), including the prospectus contained therein dated November 2, 2016 (the “Base Prospectus”); (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act (as defined below)) that have been or will be filed, if required, with the Commission and delivered to the Investors on or before the date hereof, containing certain supplemental information regarding the terms of the Offering and the Company; and (iii) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Investors and will be filed with the Commission. The Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

(c)       The Investors agree to purchase from the Company the number of Shares set forth on the signature pages hereto for the aggregate Purchase Price set forth below on the signature pages hereto on or before 5:00 p.m. Eastern Time on April 19, 2017 (the “Commitment Date”), otherwise the Company shall have the option to terminate this Subscription Agreement.

(d)       At the Closing (as defined in Section 2(a) below), the Company and the Investors agree that the Investors will purchase from the Company and the Company will issue and sell to the Investors, upon the terms and conditions set forth herein, the number of Shares set forth on the signature pages hereto for the aggregate Purchase Price set forth on the signature pages hereto. The Investors acknowledge that the Offering is not being underwritten and that there is no minimum offering amount.

(e)       This Subscription Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company.

2.       Closing and Delivery of the Shares and Funds.

(a)       The completion of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Dechert LLP, 1095 Avenue of the America, New York, NY 10036 or such other location as the parties shall mutually agree on April 21, 2017, or at such other time and location as the Company and the Investors shall agree (the “Closing Date”).  At the Closing, (a) the Company shall cause the Company’s transfer agent to deliver to each Investor, via electronic book-entry in accordance with the instructions provided by such Investor on the signature pages hereto, the number of Shares set forth on the signature pages hereto, registered in the name of such Investor and (b) the aggregate Purchase Price for the Shares as set forth on the signature pages hereto will be delivered by or on behalf of such Investor to the Company.

(b)       The Company’s obligation to issue and sell the Shares to the Investors and each Investor’s obligation to purchase the Shares from the Company shall be subject to: (x) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act of 1933, as amended (the “Securities Act”), shall have been initiated or threatened by the Commission and (y) the Financial Industry Regulatory Authority shall have raised no objection to the fairness and reasonableness of the arrangements made by the Company with Maxim Group LLC.

3.       Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Investors that:

(a)       The Company has the requisite right, power and authority to enter into this Subscription Agreement, to authorize, issue and sell the Shares as contemplated by this Subscription Agreement and to perform and to discharge its obligations hereunder; and this Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity and (ii) to the extent any indemnification or contribution provisions contained therein may further be limited by applicable laws and principles of public policy.

(b)       The Shares to be issued and sold by the Company to the Investors under this Subscription Agreement have been duly authorized and the Shares, when issued and delivered against payment therefor as provided in this Subscription Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus with the Commission pursuant to Rule 424(b) in relation to the sale of the Shares.  Other than with respect to discussions regarding the Offering, the Company does not believe that it has provided any confidential or proprietary information of the Company to the Investors or any of their directors, officers, employees, agents or advisors.

(c) The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any subsidiary is a party of by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s certificate of incorporation, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under the Subscription Agreement.

(d)       The Company shall, by 5:00 p.m. on the trading day immediately following the date of pricing of the Offering, issue a press release disclosing the material terms of the Offering, and issue a Current Report on Form 8-K including the form of subscription agreement and an opinion of legal counsel as to the validity of the Shares as exhibits thereto. The Company agrees that neither the press release nor the Current Report on Form 8-K will contain the identity of the Investors, unless agreed to by the Investors or otherwise required by law or any regulatory agency that regulates the Company.

(e)          Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by the Agreement.

4.       Representations, Warranties and Covenants of the Investors. Each Investor acknowledges, represents and warrants to, and agrees with, the Company that:

(a)          At the time the Investor was offered the Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or (iii) a trust or other entity for which Muneer A. Satter serves as trustee, investment advisor or manager and, in such capacity, has sole voting and dispositive power over the Shares to be purchased by such trust or other entity.

(b)          It has had the opportunity to review the Subscription Agreement (including all exhibits and schedules thereto) and the Company’s filings with the Commission and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares.

(c)       (i) If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense and (ii) no agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Subscription Agreement.

(d)       (i) The Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Subscription Agreement, and (ii) this Subscription Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (a) as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity and (b) to the extent any indemnification or contribution provisions contained therein may further be limited by applicable laws and principles of public policy.

(e)       The Shares to be purchased by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. If the Investor is an affiliate of the Company (within the meaning of Rule 144 promulgated under the Securities Act), the Investor acknowledges and understands that the Shares may not be resold by the Investor unless such resale is registered under the Securities Act or such resale is effected pursuant to a valid exemption from the registration requirements of the Securities Act.

(f)          Nothing in this Subscription Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

(g)       The Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) or engaged in any transactions in the securities of the Company (including, without limitations, any short sales (as defined in Rule 200(a) of Regulation SHO) involving the Company’s securities). The Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed.

(h)       The Investor’s signature page sets forth all securities of the Company held or beneficially owned by such Investor as of the date hereof. Such Investor does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

5.       Miscellaneous.

(a)       Entire Agreement; Modifications. Except as otherwise provided herein, this Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the signed by the Company and the Investors.

(b)       Survival. All representations, warranties, and agreements of the Company and the Investors herein shall survive delivery of, and payment for, the Shares purchased hereunder.

(c)       Counterparts. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery of a facsimile or PDF.

(d)       Severability. The provisions of this Subscription Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement and this Subscription Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

(e)       Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Investors, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other parties hereto.

(f)       Governing Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.

(f)       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(g)          Headings. The headings of the various sections of this Subscription Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Subscription Agreement.

(h)       Confirmation of Sale. Each Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the Company’s acceptance and agreement to sell the applicable Shares to such Investor.

(i)          Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Subscription Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Investors), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Investors.

(j)          Termination. This Subscription Agreement may be terminated by the Investors, by written notice to the Company, if the Closing has not been consummated on or before the Closing Date; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement effective as of the date first written above.

EDGE THERAPEUTICS, INC.

By:
Name:
Title:

Address for notice:

Edge Therapeutics, Inc.
300 Connell Drive, Suite 4000
Berkeley Heights, NJ 07922
Attention: Chief Financial Officer
Email: bmarchio@edgetherapeutics.com
Facsimile: 908-790-1212

With copies to: Edge Therapeutics, Inc. 300 Connell Drive, Suite 4000 Berkeley Heights, NJ 07922 Attention: General Counsel Email: bmiddlekauff@edgetherapeutics.com Facsimile: 908-790-1212

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: David Rosenthal
E-mail: david.rosenthal@dechert.com
Facsimile: (212) 698-0416

[Signature Page to Subscription Agreement]

INVESTOR:

(Print Name of Investor)

By:
Name:
Title:

Address for notice:

Email:

Facsimile:

Number of Shares: _____________________________________
Purchase Price Per Share: $_____
Aggregate Purchase Price: _____________________________________

Employer Identification or Social Security Number: _______________________

Company Shares currently held by Investor: ____________________________

DWAC Delivery instructions for the Shares:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number: _________________________

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:  ________________________________

[Signature Page to Subscription Agreement]